UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company held its Annual Meeting of Shareholders on May 17, 2022 (the “2022 Annual Meeting”). At the 2022 Annual Meeting, the Company’s shareholders approved Amendment No. 1 to the Company’s 2018 Amended and Restated Directors’ Restricted Shares Plan (the “DRSP”), increasing the number of common shares authorized for issuance under the DRSP by 100,000. A description of the DRSP is included in the Company’s proxy statement which was filed with the Securities and Exchange Commission on Schedule 14A on April 7, 2022. Amendment No. 1 to the DRSP is attached hereto as Exhibit 10.1.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting the following matters were voted on by the Company’s shareholders:

1.	The eight Company nominees for election to the Board of Directors were elected, each for a one-year term, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Jonathan B. DeGaynor	23,615,116	439,554	846,247
Jeffrey P. Draime	20,368,373	3,686,297	846,247
Ira C. Kaplan	20,361,874	3,692,796	846,247
Kim Korth	20,370,270	3,684,400	846,247
William M. Lasky	16,394,402	7,660,268	846,247
George S. Mayes, Jr.	23,798,971	255,699	846,247
Paul J. Schlather	23,557,996	496,674	846,247
Frank S. Sklarsky	23,785,460	269,210	846,247

2.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
24,707,966	191,806	1,145	-

3.	A non-binding advisory resolution to approve the 2021 compensation paid to the Company’s Named Executive Officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
23,553,611	493,405	7,654	846,247

The Company’s policy is to have an advisory non-binding shareholder vote on the compensation of the Company’s Named Executive Officers on an annual basis. The Company may change this policy after the next required shareholder vote on how frequently shareholders will vote on a non-binding resolution to approve the compensation of the Company’s Named Executive Officers.

4.	Amendment No. 1 to the Company’s 2018 Amended and Restated Directors’ Restricted Shares Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
23,646,999	399,672	7,999	846,247

ITEM 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Stoneridge, Inc. 2018 Amended and Restated Directors’ Restricted Shares Plan.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 19, 2022	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)